UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2022 (August 25, 2022)

Atlas Crest Investment Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39999	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACII. U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ACII	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	ACII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Atlas Crest Investment Corp. II (the “Company”) issued an unsecured promissory note (the “Note”), dated August 25, 2022, in the amount of up to $300,000 to Atlas Crest Investment II LLC (the “Sponsor”). The proceeds of the Note will be used for costs in connection with the Company’s initial business combination and as general working capital.

The Note bears no interest and is payable in full upon the consummation of the Company’s initial business combination (the “Maturity Date”). A failure to pay the principal on the Maturity Date shall be deemed an event of default, in which case the Note may be accelerated. The Company shall have no obligation to repay the Note if the Company is wound up and no initial business combination is consummated. At the election of Sponsor, all or a portion of the unpaid principal amount of the Note may be converted into a number of warrants to purchase shares of common stock, par value $0.0001 per share, of the Company (the “Conversion Warrants”) equal to: (x) the portion of the principal amount of the Note being converted, divided by (y) $1.50. Any Conversion Warrants issued will be identical to the warrants issued by the Company to the Sponsor in a private placement upon consummation of the Company’s initial public offering. The Conversion Warrants and their underlying securities are entitled to the registration rights set forth in the Note.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Promissory Note, dated August 25, 2022, issued by Atlas Crest Investment Corp. II to Atlas Crest Investment II LLC
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Crest Investment Corp. II

	By:	/s/ Michael Spellacy
		Name:	Michael Spellacy
		Title:	Chief Executive Officer

Dated: August 26, 2022

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